UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by CareView Communications, Inc. (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2018, the Company and its subsidiaries, CareView Communications, Inc., a Texas corporation (the “Borrower”), and CareView Operations, L.L.C., a Texas limited liability company, entered into a Modification Agreement on February 2, 2018, effective as of December 28, 2017 (the “Modification Agreement”), with PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.) in its capacity as administrative agent and lender (the “Lender”) under the Credit Agreement (the “Credit Agreement”) dated as of June 26, 2015, as amended, by and among the Company, the Borrower and the Lender, with respect to the Credit Agreement in order to modify certain provisions of the Credit Agreement and Loan Documents (as defined in the Credit Agreement) to prevent an Event of Default (as defined in the Credit Agreement) from occurring.

In consideration of the Lender’s entry into the Modification Agreement, the Company and the Borrower agreed, among other things, that the Borrower would obtain (i) at least $2,250,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt (each such term as defined in the Credit Agreement) on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,250,000).

On February 23, 2018, in connection with the Eighth Amendment and our issuance of the Eighth Amendment Supplemental Closing Notes and Eighth Amendment Supplemental Warrants (as described below in Item 2.03 and incorporated herein by reference), the Company, the Borrower and the Lender entered into a Second Amendment to Credit Agreement, dated February 23, 2018 (the “Credit Agreement Amendment”), pursuant to which the parties agreed to amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,050,000). The Credit Agreement Amendment also amended certain definitions in the Credit Agreement in order to reflect the Eighth Amendment and the issuance of the Eighth Amendment Supplemental Closing Notes.

The foregoing descriptions of the Credit Agreement Amendment, the Modification Agreement and the Credit Agreement are qualified, in their entirety, by reference to each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

Additional information called for by this item is contained in Item 2.03 below, which item is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed with the SEC on April 27, 2011, we entered into a Note and Warrant Purchase Agreement dated April 21, 2011 (the “Purchase Agreement”) with HealthCor Partners Fund, LP (“HealthCor Partners”) and HealthCor Hybrid Offshore Master Fund, LP (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”). Pursuant to the Purchase Agreement, we sold Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $20,000,000 (collectively the “2011 HealthCor Notes”), subject to adjustment in accordance with anti-dilution provisions set forth in the 2011 HealthCor Notes. We also issued Warrants to purchase an aggregate of up to 11,782,859 shares of our Common Stock at an exercise price per share equal to $1.40 per share to the HealthCor Parties (collectively the “HealthCor Warrants”).

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Amendment Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on January 6, 2012, we entered into a Note and Warrant Amendment Agreement with the HealthCor Parties on December 30, 2011 (the “First Amendment”) to (a) amend the Purchase Agreement in order to modify the HealthCor Parties’ right to restrict certain equity issuances; and (b) amend the 2011 HealthCor Notes and the HealthCor Warrants, in order to eliminate certain anti-dilution provisions.

Second Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 2, 2012, we entered into a Second Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties on January 31, 2012 (the “Second Amendment”) which allowed us to sell additional Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $5,000,000 (collectively, the “2012 HealthCor Notes”).

Third Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on August 26, 2013, we entered into a Third Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the “Third Amendment”) on August 20, 2013 to redefine our minimum cash balance requirements. All other terms and conditions of the Purchase Agreement, including all amendments thereto, remained the same.

Fourth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on January 22, 2014, we entered into a Fourth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the “Fourth Amendment”) on January 16, 2014 to sell and issue to the HealthCor Parties (i) additional notes (the “2014 HealthCor Notes”) in the initial aggregate principal amount of $5,000,000, with a conversion price per share equal to $0.40 (subject to adjustment as described therein) and (ii) additional warrants (the “2014 Supplemental Warrants”) to purchase an aggregate of up to 4,000,000 shares of our Common Stock at an exercise price per share equal to $0.40 (subject to adjustment as described therein).

Fifth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on December 19, 2014, we entered into a Fifth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and certain additional investors party thereto (such additional investors, the “Fifth Amendment New Investors” and, collectively with the HealthCor Parties, the “Fifth Amendment Investors”) (the “Fifth Amendment”) on December 15, 2014 to sell and issue to the Fifth Amendment Investors (i) additional notes (the “2015 Supplemental Notes”) in the initial aggregate principal amount of $6,000,000, with a conversion price per share equal to $0.52 (subject to adjustment as described therein) and (ii) additional warrants (the “2015 Supplemental Warrants”) to purchase an aggregate of up to 3,692,308 shares of our Common Stock at an exercise price per share equal to $0.52 (subject to adjustment as described therein). The Fifth Amendment New Investors were composed of all but one of our directors (at such time and currently) as well as one of our officers (at such time and currently) who is not also a director. As previously reported in our Current Report on Form 8-K filed with the SEC on February 19, 2015, the Company and the Fifth Amendment Investors closed on the transactions contemplated by the Fifth Amendment on February 17, 2015.

Sixth Amendment

As previously reported in our Annual Report on Form 10-K filed with the SEC on March 31, 2015, we entered into a Sixth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and the Fifth Amendment New Investors on March 31, 2015 (the “Sixth Amendment”), pursuant to which, among other things, (i) the requirement to maintain a minimum cash balance of $5,000,000 was reduced to a minimum cash balance of $2,000,000 and (ii) the amendment provision was revised to permit the Purchase Agreement to be amended by the Company and the holders of the majority of the Common Stock underlying the outstanding notes and warrants to purchase shares of our Common Stock sold pursuant to the Purchase Agreement (on an as-converted basis) (the “Majority Holders”). On March 31, 2015, we also issued warrants to the HealthCor Parties to purchase up to an aggregate of 1,000,000 shares of our Common Stock in consideration for certain prior waivers of the minimum cash balance requirement in the Purchase Agreement (the “Sixth Amendment Supplemental Warrants”). The Sixth Amendment Supplemental Warrants have an exercise price per share equal to $0.53 (subject to adjustment as described therein).

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Seventh Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on June 30, 2015, we entered into a Seventh Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and the Fifth Amendment New Investors on June 26, 2015 (the “Seventh Amendment”), pursuant to which the Purchase Agreement was amended to permit the Company to enter into and perform its obligations under the Credit Agreement, and on June 26, 2015 certain amendments were also made to each of the outstanding notes issued under the Purchase Agreement in connection with the Company’s entrance into the Credit Agreement.

Eighth Amendment

On February 23, 2018, we entered into an Eighth Amendment to Note and Warrant Purchase Agreement (the “Eighth Amendment”) with the Fifth Amendment New Investors (the “Existing Investors”), an additional investor party thereto (such additional investor, the “New Investor” and, collectively with the Existing Investors, the “Investors”) and the HealthCor Parties (solely in their capacity as the Majority Holders approving the Eighth Amendment and not as investors), pursuant to which we sold and issued, for an aggregate of $2,050,000 in cash, to the Investors on such date (i) additional notes in the initial aggregate principal amount of $2,050,000, with a conversion price per share equal to $0.05 (subject to adjustment as described therein) and a maturity date of February 22, 2028 (the “Eighth Amendment Supplemental Closing Notes”) and (ii) additional warrants to purchase an aggregate of up to 512,500 shares of our Common Stock at an exercise price per share equal to $0.05 (subject to adjustment as described therein) and with an expiration date of February 23, 2028 (the “Eighth Amendment Supplemental Warrants”). The Existing Investors are composed of all but one of our current directors as well as one of our current officers who is not also a director. Of the total amount of Eighth Amendment Supplemental Closing Notes and Eighth Amendment Supplemental Warrants issued and sold by the Company pursuant to the Eighth Amendment, such directors and officer purchased, in aggregate, Eighth Supplemental Closing Notes in the initial aggregate principal amount of $1,950,000 and Eighth Amendment Supplemental Warrants to purchase an aggregate of up to 487,500 shares of our Common Stock.

The Purchase Agreement and Eighth Amendment provide that we grant to the Investors a security interest in our assets as collateral for payment of the Eighth Amendment Supplemental Closing Notes evidenced by the Amended and Restated Pledge and Security Agreement dated as of February 17, 2015 (the “Amended and Restated Security Agreement”) and by the Amended and Restated Intellectual Property Security Agreement dated as of February 17, 2015 (the “Amended and Restated IP Security Agreement”).

The Purchase Agreement and the Eighth Amendment also provide that we grant registration rights to the Investors for the Common Stock into which the Eighth Amendment Supplemental Closing Notes may be converted and that may be issued upon exercise of the Eighth Amendment Supplemental Warrants as provided for by the Registration Rights Agreement dated as of April 20, 2011, as amended June 30, 2015, by and among the Company, the HealthCor Parties and the additional investors party thereto (the “Registration Rights Agreement”).

The foregoing descriptions of the Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the 2011 HealthCor Notes, the 2012 HealthCor Notes, the 2014 HealthCor Notes, the 2015 Supplemental Notes, the Eighth Amendment Supplemental Closing Notes, the HealthCor Warrants, the 2014 Supplemental Warrants, the 2015 Supplemental Warrants, the Sixth Amendment Supplemental Warrants, the Eighth Amendment Supplemental Warrants, the Amended and Restated Security Agreement, the Amended and Restated IP Security Agreement and the Registration Rights Agreement are qualified, in their entirety, by reference to each such agreement or instrument, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 2.03 (incorporated herein by reference), on February 23, 2018, we entered into the Eighth Amendment with the Investors and sold and issued, for an aggregate of $2,050,000 in cash, the Eighth Amendment Supplemental Closing Notes in the aggregate principal amount of $2,050,000 and the Eighth Amendment Supplemental Warrants to purchase up to an aggregate of 512,500 shares of our Common Stock. In connection with the sale of the Eighth Amendment Supplemental Closing Notes and the Eighth Amendment Supplemental Warrants to the Investors, the Company relied upon the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended.

The foregoing descriptions of the Eighth Amendment Supplemental Closing Notes and the Eighth Amendment Supplemental Warrants are qualified, in their entirety, by reference to the form of the Eighth Amendment Supplemental Closing Notes and the form of the Eighth Amendment Supplemental Warrants, respectively, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 3.02.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.00	04/21/11	Note and Warrant Purchase Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.01	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(1)
10.02	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(1)
10.03	04/21/11	Common Stock Purchase Warrant issued to HealthCor Partners Fund, LP to purchase 5,488,456 shares of the Company’s Common Stock(1)
10.04	04/21/11	Common Stock Purchase Warrant issued to HealthCor Hybrid Offshore Master Fund, LP to purchase 6,294,403 shares of the Company’s Common Stock(1)
10.05	04/21/11	Registration Rights Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.06	04/21/11	Pledge and Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.07	04/21/11	Intellectual Property Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.08	12/31/11	Note and Warrant Amendment Agreement between the Company and HealthCor(2)
10.09	01/31/12	Second Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(3)
10.10	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(3)
10.11	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(3)
10.12	08/20/13	Third Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(4)
10.13	01/16/14	Fourth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(5)
10.14	01/16/14	2014 Supplemental Closing Note payable to HealthCor Partners Fund, LP(5)
10.15	01/16/14	2014 Supplemental Closing Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.16	01/16/14	2014 Supplemental Warrant issued to HealthCor Partners Fund, LP to purchase 1,863,200 shares of the Company’s Common Stock(5)
10.17	01/16/14	2014 Supplemental Warrant issued to HealthCor Hybrid Offshore Master Fund, LP to purchase 2,136,800 shares of the Company’s Common Stock(5)
10.18	01/16/14	2011 Replacement Note payable to HealthCor Partners Fund, LP(5)
10.19	01/16/14	2011 Replacement Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.20	01/16/14	2012 Replacement Note payable to HealthCor Partners Fund, LP(5)
10.21	01/16/14	2012 Replacement Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.22	12/15/14	Fifth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(6)
10.23	12/15/14	Form of Fifth Amendment Supplemental Closing Note(6)
10.24	12/15/14	Form of Fifth Amendment Supplemental Warrant(6)
10.25	02/17/15	Amended and Restated Pledge and Security Agreement among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the additional parties named therein(7)
10.26	02/17/15	Amended and Restated Intellectual Property Security Agreement among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the additional parties named therein (7)
10.27	03/31/15	Sixth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(7)
10.28	03/31/15	Form of Sixth Amendment Supplemental Warrant(7)
10.29	06/26/15	Credit Agreement between the Company and PDL BioPharma, Inc.(8)
10.30	06/26/15	Seventh Amendment to Note and Warrant Purchase Agreement between the Company, the HealthCor Funds and the Investors named therein(8)
10.31	06/26/15	Amendment to Registration Rights Agreement among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the additional parties named therein(8)
10.32	10/07/15	First Amendment to Credit Agreement between the Company and PDL BioPharma, Inc.(9)
10.33	02/02/18	Modification Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(10)
10.34	02/23/18	Eighth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the investors party thereto*
10.35	02/23/18	Form of Eighth Amendment Supplemental Closing Note*
10.36	02/23/18	Form of Eighth Amendment Supplemental Warrant*
10.37	02/23/18	Second Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC*

(1)	Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2011.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on January 6, 2012.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on February 2, 2012.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on August 26, 2013.
(5)	Filed with the Current Report on Form 8-K filed with the SEC on January 22, 2014.
(6)	Filed with the Current Report on Form 8-K filed with the SEC on December 19, 2014.
(7)	Filed with the Annual Report on Form 10-K filed with the SEC on March 31, 2015.
(8)	Filed with the Current Report on Form 8-K filed with the SEC on June 30, 2015.
(9)	Filed with the Current Report on Form 8-K filed with the SEC on October 13, 2015.
(10)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2018.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2018	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer

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